UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box: ☐
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Pursuant to §240.14a-12

INNOCOLL HOLDINGS
PUBLIC LIMITED COMPANY
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
☐	Fee paid previously with preliminary materials:
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	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION, IN WHOLE OR IN PART, IN, INTO OR FROM ANY JURISDICTION WHERE TO DO SO WOULD CONSTITUTE A VIOLATION OF THE RELEVANT LAWS OR REGULATIONS OF THAT JURISDICTION.

FOR IMMEDIATE RELEASE

10 May 2017

RECOMMENDED OFFER

FOR

INNOCOLL HOLDINGS PLC

BY

GURNET POINT L.P. ACTING THROUGH ITS GENERAL PARTNER WAYPOINT INTERNATIONAL GP LLC

(through Lough Ree Technologies Limited (“Gurnet Bidco”), its wholly owned subsidiary)

to be implemented by means of a scheme of arrangement

under Chapter 1 of Part 9 of the Irish Companies Act 2014

Announcement relating to convening of Scheme Meeting

On April 4, 2017, Innocoll Holdings plc, a public limited company incorporated in Ireland (“Innocoll” or the “Company”) and Gurnet Point L.P. (acting through its general partner Waypoint International GP LLC) (“Gurnet Point”) announced that they had reached agreement on the terms of a recommended offer to be made by Gurnet Point, through Gurnet Bidco, for the entire issued and to be issued ordinary share capital of the Company (the “Acquisition”).  As outlined in that announcement, the Acquisition is to be implemented by means of a scheme of arrangement under Chapter 1 of Part 9 of the Irish Companies Act of 2014.

Innocoll announces that earlier today the High Court of Ireland made an order directing that the Scheme Meeting be convened and notes that details in relation to the date, time and place of the Scheme Meeting and related Extraordinary General Meeting are as set out below.

The Scheme Meeting and the Extraordinary General Meeting will commence at 2.00 p.m. and 2.10 p.m. (or, if later, as soon thereafter as the Scheme Meeting shall have been concluded or adjourned), respectively, on June 28, 2017 at 6th Floor, 2 Grand Canal Square, Dublin 2, Ireland. All references to time in this announcement are to Dublin time.

Innocoll expects to publish and mail to Innocoll Shareholders a scheme circular relating to the Acquisition (the “Definitive Proxy Statement”) in the coming days.

ENQUIRIES

Innocoll Holdings plc

Anthony Zook, Chief Executive Officer

TZook@innocoll.com

Cautionary Statement Regarding Forward-Looking Statements

Certain statements included in this document are forward-looking and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such forward-looking statements.  Forward-looking statements can typically be identified by the use of forward-looking terminology, such as “expects”, “believes”, “may”, “will”, “could”, “should”, “intends”, “plans”, “predicts”, “envisages”, “estimates”, “forecast”, “outlook”, “guidance”, “possible”, “projects”, “potential” or “anticipates” or other similar words and expressions and include, without limitation, any projections relating to results of operations and financial conditions of either Gurnet Point, Gurnet Bidco or the Company and their respective subsidiary undertakings from time to time, as well as plans and objectives for future operations, expected future revenues, financing plans, expected expenditures, expected synergies and divestments relating to Gurnet Point, Gurnet Bidco or the Company and discussions of Gurnet Point’s, Gurnet Bidco’s or the Company’s business plans. All forward-looking statements in this document made by Gurnet Point and / or Gurnet Bidco are based upon information known to Gurnet Point and / or Gurnet Bidco on the date of this document and all forward-looking statements in this document made by the Company are based upon information known to the Company on the date of this document. Except as expressly required by law, Gurnet Point, Gurnet Bidco and the Company disclaim any intent or obligation to update or revise these forward-looking statements. None of Gurnet Point, Gurnet Bidco or the Company undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, save as may be required by law. Although none of Gurnet Point, Gurnet Bidco or the Company undertake any obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that any of Gurnet Point, Gurnet Bidco or the Company may make directly to you or through reports that any of Gurnet Point, Gurnet Bidco or the Company, in the future, may file with the SEC. Unless otherwise indicated, the information in this document is as of May 9, 2017.

Important Additional Information to be Filed with the SEC

The Company, Gurnet and Gurnet Bidco are parties to a Transaction Agreement, dated April 4, 2017 (the “Transaction Agreement”). In connection with the Acquisition, on April 21, 2017, the Company filed with the SEC a preliminary proxy statement (the “Preliminary Proxy Statement”). The Company may also file other documents with the SEC regarding the Acquisition and will mail or otherwise provide to the Company’s securityholders the Definitive Proxy Statement (which will also constitute the Scheme Document) regarding the Acquisition when available. SECURITYHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING THE SCHEME DOCUMENT) AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC AS WELL, AS ANY AMENDMENTS OR SUPPLEMENTS, THERETO CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE ACQUISITION AND RELATED MATTERS. Security holders may obtain free copies of the Preliminary Proxy Statement and will be able to obtain free copies of the Definitive Proxy Statement (including the Scheme Document) (when available) and other documents filed by the Company with the SEC at www.sec.gov. In addition, investors and shareholders will be able to obtain free copies of the Preliminary Proxy Statement and the Definitive Proxy Statement (including the Scheme Document) (when available) as well as other documents filed by the Company at www.innocoll.com.

Participants in the Solicitation

The Company, Gurnet Point and Gurnet Bidco and certain of its respective directors and executive officers and employees may be considered participants in the solicitation of proxies from the shareholders of the Company in respect of the transactions that will be contemplated by the Scheme Document/Definitive Proxy Statement. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the shareholders of the Company in connection with the proposed transactions, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the Definitive Proxy Statement when it is filed with the SEC. Information regarding the Company’s directors and executive officers is contained in Amendment No. 1 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 (the “Form 10-K/A”), which is filed with the SEC. Information concerning the interests of the Company’s participants in the solicitation, which may, in some cases, be different than those of the Company’s shareholders generally is contained in the Company’s Form 10-K/A as well as the Preliminary Proxy Statement, which have been filed with the SEC, and will be set forth in the Definitive Proxy Statement relating to the Acquisition when it becomes available.

No Offer or Solicitation

This document is not intended to and does not constitute or form any part of an offer to purchase, sell, subscribe for, exchange or otherwise dispose of any securities, or the solicitation of an offer to purchase, sell, subscribe for, exchange or dispose of any securities or an invitation to purchase, sell, subscribe for, exchange or dispose of any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the Acquisition or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. The Acquisition will be made solely by means of the formal documentation for the Scheme (the “Scheme Document”) or, if applicable, the documents with respect to the Takeover Offer (the “Takeover Offer Document”), which will contain the full terms and conditions of the Acquisition, including details of how to vote in respect of the Acquisition. Any decision in respect of, or other response to, the Acquisition, should be made only on the basis of the information contained in the Definitive Proxy Statement (including the Scheme Document) (of, if applicable, the Takeover Offer Document). This document does not constitute a prospectus or a prospectus equivalent document. No offer of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act.

Statements Required by the Irish Takeover Rules

The Company’s Directors accept responsibility for the information contained in this announcement. To the best of the knowledge and belief of the Company’s Directors (who have taken all reasonable care to ensure that such is the case), the information contained in this announcement for which they accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.

Piper Jaffray & Co., which is a securities broker-dealer registered with the U.S. Securities and Exchange Commission and subject to regulation by the SEC and the Financial Industry Regulatory Authority (“FINRA”), is acting as financial adviser exclusively for the Company and for no one else in connection with the Acquisition and the other matters referred to in this announcement, and will not be responsible to anyone other than the Company for providing the protections afforded to clients of Piper Jaffray or for providing advice in relation to the Acquisition or any other matters referred to in this announcement.

Rule 8 Dealing Disclosure Requirements

Under the provisions of Rule 8.3 of the Irish Takeover Rules, if any person is, or becomes, ‘interested’ (directly or indirectly) in 1% or more of any class of ‘relevant securities’ of the Company, all ‘dealings’ in any ‘relevant securities’ of the Company (including by means of an option in respect of, or a derivative referenced to, any such ‘relevant securities’) must be publicly disclosed by not later than 3:30 p.m. (New York time) on the ‘business day’ following the date of the relevant transaction. This announcement will continue until the date on which the ‘offer period’ ends. If two or more persons cooperate on the basis of any agreement, either express or tacit, either oral or written, to acquire an ‘interest’ in ‘relevant securities’ of the Company, they will be deemed to be a single person for the purpose of Rule 8.3 of the Irish Takeover Rules.

Under the provisions of Rule 8.1 of the Irish Takeover Rules, all ‘dealings’ in ‘relevant securities’ of the Company by Gurnet Point or Gurnet Bidco or by any party acting in concert with any of them, must also be disclosed by no later than 11:59 a.m.(New York time) on the ‘business day’ following the date of the relevant transaction.

A disclosure table, giving details of the companies in whose ‘relevant securities’ ‘dealings’ should be disclosed, can be found on the Panel’s website at www.irishtakeoverpanel.ie.

‘Interests in securities’ arise, in summary, when a person has long economic exposure, whether conditional or absolute, to changes in the price of securities. In particular, a person will be treated as having an ‘interest’ by virtue of the ownership or control of securities, or by virtue of any option in respect of, or derivative referenced to, securities.

Terms in quotation marks are defined in the Irish Takeover Rules, which can be found on the Irish Takeover Panel’s website. If you are in any doubt as to whether you are required to disclose a dealing under Rule 8, please consult the Irish Takeover Panel’s website at www.irishtakeoverpanel.ie or contact the Panel on telephone number +353 1 678 9020 or fax number +353 1 678 9289.

General

Certain capitalized words used in this announcement and not herein defined have the meanings given to such words in the Rule 2.5 Announcement dated April 4, 2017 issued by the Company and Gurnet Point (the “Rule 2.5 Announcement”). The bases and sources set out in the Rule 2.5 Announcement have been used in this announcement, unless otherwise stated or the context otherwise requires.

A copy of this announcement will be available, free of charge (subject to certain restrictions relating to persons resident in Restricted Jurisdictions) on the Innocoll website at www.innocoll.com by no later than 12.00 p.m. on the business day following this announcement and throughout the course of the Acquisition. Neither the contents of Innocoll website nor the contents of any other website accessible from hyperlinks are incorporated into, or form part of, this announcement.